Dear Shareholder:

The Prospectus for The Simms Funds is being revised to lower the expense limitations applicable to the Funds. This supplement supersedes any previously dated supplement. Please keep a copy of this supplement with your Prospectus.

--------------------------------------------------------------------------------

                                 The Simms Funds

                                U.S. Equity Fund
                            International Equity Fund

                               Global Equity Fund

                         Supplement dated May 9, 2000
                    To the Prospectus Dated October 29, 1999

On page 3, under "Risk/Return Summary -- Fees and Expenses of the Funds," replace the table of fees and expenses and accompanying notes with the following:

---------------------------------------------------------- ---------------------- --------------------- ----------------------
                                                                                     International

                                                             U.S. Equity Fund         Equity Fund        Global Equity Fund
                                                           ---------- ----------- ---------- ---------- ----------- ----------
                                                            Class A    Class Y     Class A    Class Y    Class A     Class Y
                                                           ---------- ----------- ---------- ---------- ----------- ----------
Shareholder Fees
(paid directly from your investment)
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price) (1)                       4.00%        None      4.00%       None       4.00%       None
Maximum deferred sales charge (load)                           None        None       None       None        None       None
Maximum sales charge (load) imposed on reinvested
dividends                                                      None        None       None       None        None       None
Redemption fee (2)                                             None        None       None       None        None       None
---------------------------------------------------------- ---------- ----------- ---------- ---------- ----------- ----------
ANNUAL FUND OPERATING EXPENSES
(deducted from Fund assets)
Management fees                                               0.75%       0.75%      1.00%      1.00%       1.00%      1.00%
Rule 12b-1 distribution fees (3)                              0.50%        None      0.50%       None       0.50%       None
Other fees                                                    4.84%       4.84%      4.52%      4.52%      36.44%     36.44%
Total annual Fund operating expenses (4)                      6.09%       5.59%      6.02%      5.52%      37.94%     37.44%
Expenses reimbursed by the Fund's investment adviser         -4.44%      -4.44%     -4.37%     -4.37%     -36.29%    -36.29%
                                                             ------      ------     ------     ------     -------    -------
Net operating expenses                                        1.45%       0.95%      1.65%      1.15%       1.65%      1.15%
---------------------------------------------------------- ---------- ----------- ---------- ---------- ----------- ----------


1. The initial sales charge imposed on Class A Shares declines for purchases over $100,000 and the charge is eliminated entirely for purchases of at least $1 million and for certain categories of investors. See "Investing With Simms" below.

2. You may pay fees in connection with certain redemption services, such as a $12 wire transfer fee.

3. Class A Shares of each Fund pay distribution fees on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. T.O. Richardson Securities, Inc., the Funds' Distributor, will waive its distribution fees to the extent that a Fund would exceed the regulatory limitations on asset-based sales charges.

4. We expect that each Fund's total annual operating expenses will decrease as the Fund's assets increase. For the period from commencement of operations to June 30, 1999, Simms Capital Management, Inc., each Fund's investment adviser (Simms or the Adviser) waived its investment advisory fee and absorbed certain expenses so that the net annual Fund operating expenses did exceed the amounts shown above. Simms has agreed to continue to limit each Fund's net annual operating expenses as shown above until at least June 30, 2002.

     To the extent that Simms reimburses or absorbs fees and expenses, it may seek payment of such amounts for two years after the year in which expenses were reimbursed. A Fund will make no such payment, however, if the total annual Fund operating expenses exceed the expense limits in effect at the time these payments or reimbursements are proposed.

Please insert this Supplement in the front of your Prospectus. If you wish to obtain more information, please call the Funds at 877-GET-SIMS (877-438-7467).